 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 18, 2005

POLAR MOLECULAR HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50341	87-0415228
State or other	Commission File Number	(IRS Employer ID No.)
jurisdiction of
incorporation)

4600 South Ulster Street
Suite 940
Denver, Colorado 80237
(Address of principal executive offices) (Zip Code)

(303) 221-1908
(Registrant's telephone number, including area code)

Item 4. 01 Change in Registrant's Certifying Accountant

Effective January 18, 2005, the firm of Hein & Associates LLP ("Hein"), the Company's independent accountant during the period from September 23, 2003 to January 18, 2005, has ceased being the Company’s independent accountant due to Hein’s staffing requirements necessitated by Sarbanes-Oxley reporting requirements of its client base. Hein had audited our financial statements for the years ended December 31, 2003 and 2002.

In connection with the audit of our financial statements as of December 31, 2003 and 2002, and through the date of this Report, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Hein, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. In addition, during the Company’s two most recent fiscal years and subsequent interim periods, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred.

Except as noted in the following sentence, the audit report of Hein on our financial statements as of December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty audit scope, or accounting principles. However, as disclosed in our Form 10-K for our fiscal year ended December 31, 2003, Hein in its audit report dated February 16, 2004 included an explanatory paragraph regarding Polar Molecular Holding Corporation’s ability to continue as a going concern. For the year ended December 31, 2003, the audit report included the following statement:

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We have requested that Hein furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated February 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

In addition, effective February 10, 2005 we retained the firm of Wheeler Wasoff, P.C. to audit our financial statement for the year ending December 31, 2004, and will include such report as part of our annual report on Form 10-KSB for our year ending December 31, 2004. This change in independent accountants was approved by our audit committee of the Board of Directors. During the years ended December 31, 2003 and 2002, and the subsequent interim periods through February 10, 2005, we did not consult with Wheeler Wasoff, P.C. regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on our financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(c). Exhibits.

Number Exhibit

16.1 Letter from Hein & Associates LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2005	POLAR MOLECULAR HOLDING CORPORATION
(Registrant)
	By:	s/ Mark L. Nelson
Mark L. Nelson, Chief Executive Officer